        AMENDMENT NUMBER THREE TO FIRST AMENDED AND
     RESTATED ASSUMPTION, EXTENSION AND LOAN AGREEMENT

     This Amendment Number Three to First Amended and Restated Assumption, Extension and Loan Agreement (the "Amendment") is made as of May 16, 1997 by and among Fleet National Bank, a national banking association with a place of business at 75 State Street, Boston, Massachusetts 02109 (the "Lender"), Marvin L. Slomowitz, individual, with a place of business at 600 Third Avenue, Kingston, Pennsylvania 18704 (the "Sponsor"), Mark Centers Limited Partnership, a Delaware limited partnership, with a place of business at 600 Third Avenue, Kingston, Pennsylvania 18704 (the "Borrower"), and Mark Centers Trust, a Maryland real estate investment trust, with a place of business at 600 Third Avenue, Kingston, Pennsylvania 18704 (the "REIT"). Capitalized terms used in this Amendment shall have the same meaning as set forth in the Loan Agreement (hereinafter defined) unless they are otherwise defined in this Amendment. Other capitalized terms not contained in the Loan Agreement shall have the meanings as set forth herein.

                         WITNESSETH THAT:
     WHEREAS, Lender, Borrower, REIT and Sponsor entered into that First Amended and Restated Assumption, Extension and Loan Agreement dated as of May 30, 1995, as amended by Amendment Number One to First Amended and Restated Assumption Extension and Loan Agreement dated as of December 6, 1995, by Amendment Number Two to First Amendment and Restated Assumption, Extension and Loan Agreement dated October 21, 1996 and by letter agreement dated February 27, 1997 from the Lender to the Borrower (the "Loan Agreement" and collectively with this Amendment, the "Agreement") which established a so-called revolving line of credit subject to the terms of the Loan Agreement and the Consolidated Revolving Credit Note; and

     WHEREAS, Borrower has requested the Lender to extend the only remaining outstanding Application and Agreement for Standby Letter of Credit No. RS1034937 dated March 27, 1995 from the Borrower to the Lender and Standby Letter of Credit No. RS1034937 dated March 30, 1995 from the Lender in favor of John Hancock Mutual Life Insurance Company in the amount of $1,740,000; and

     WHEREAS, Lender is willing to extend the SBLC upon the condition that the Borrower enter into this Amendment of the Loan
Agreement;



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     NOW, THEREFORE, the parties hereto, in consideration of Ten
Dollars ($10.00) and other valuable consideration paid, the receipt and sufficiency of which is hereby acknowledged by each, hereby act and agree as follows:

1.   Amendments.

          (a)  Subparagraph (a) of Subsection 2.1.2 of the Loan
Agreement entitled "Existing Loan Indebtedness" is hereby stricken and the following is substituted therefor:

               "(a) Consolidated Note dated June 3, 1993 from the Borrower to Fleet-Mass in the original principal amount of $40,000,000.00 as assigned to the Lender pursuant to that certain Allonge to Promissory Note dated as of March 30, 1995 and amended by a Second Allonge to Consolidated Note dated May 30, 1995;"

          (b)  Subsection 2.2 of the Loan Agreement entitled
"Existing Loan Indebtedness" is hereby stricken in its entirety and the following is substituted therefor:

          "The Borrower and Lender hereby acknowledge and agree that as of May 16, 1997, there is no principal amount advanced by and due to the Lender under the Consolidated Note (the "Present Advanced Principal") and the aggregate principal amount of the SBLC issued by the Lender on behalf of the Borrower (the "Present Committed Principal") is $1,740,000 pursuant to SBLC No. RS1034937."

          (c)  Subsection 3 of the Loan Agreement entitled
"Maximum Loan Amounts; Revolving Line of Credit Loan" is hereby amended by striking therefrom the words the lesser of $12,000,000
(the "Maximum Loan Amount") or an amount equal to the Borrowing
Base at such time" and by substituting therefor the words
$1,740,000 (the "Maximum Loan Amount.").

          (d) (i) Subsection 4.2 of the Loan Agreement entitled "Evidence of Indebtedness" is hereby amended by striking therefrom the words "shall mature on May 31, 1997 (the "Maturity Date")" and substituting therefor the words "shall be payable on demand but in any event no later than on March 15, 1998 (the "Maturity Date").




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               (ii) Said Section 4.2 is further amended by adding
the following paragraph thereto "The SBLC shall be extended to a date not later than March 15, 1998 subject to the terms of this Agreement."

          (e) With respect to Subsections 2.3, and 3 entitled "Amendment and Restatement," and "Maximum Loan Amounts; Revolving Line of Credit Loan', respectively, and Sections 4-4.13, inclusive, and the Loan Agreement generally, the Borrower and the Lender hereby agree that as of the date hereof the Revolving Line of Credit created by the Loan Agreement is hereby modified and amended to a be non-revolving line of credit to the effect that any amounts advanced by the Lender pursuant to the Agreement from and after the date hereof may not be reborrowed once same have been repaid. The term "Line of Credit" under the Loan Agreement is hereby amended to mean a line of credit on which amounts may be advanced pursuant to the Agreement but which amounts may not be reborrowed once same have been repaid. From and after the date hereof, any outstanding Readvances and any Readvances made after the date hereof pursuant to the Agreement shall be payable on demand and shall constitute Prime Rate Advances under the Agreement. In addition from and after the date hereof the Agreement is hereby modified and amended by deleting words "Consolidated Revolving Credit Note" wherever they appear and by substituting therefor the words "Consolidated Credit Note."

          (f)  Subsection 4.6 of the Loan Agreement entitled
"Borrowing Base" is hereby stricken in its entirety.

          (g) Subsection 4.13 (untitled) is hereby stricken in its entirety and the following is substituted therefor:

          "Without limiting in any way any of the Lender's rights under the SBLC, the Borrower hereby acknowledges that the Lender is authorized under the SBLC to charge any accounts of the Borrower with the Lender, including the Wal-Mart Escrow Account, (hereinafter defined) and that, at the option of the Lender, to make an advance under the Consolidated Credit Note (a Readvance hereunder) in order to (a) satisfy any obligations owing to the Lender under the SBLC, (b) to secure the Borrower's Obligations to the Lender with cash collateral to be held on deposit with the Lender or (c) to fund drawings under the SBLC. Any such advance shall be a Prime Rate Readvance and shall be payable on demand and any portion thereof which is repaid may not be reborrowed.


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          (h)  The Loan Agreement is hereby further amended by
adding Subsections 4.14, 4.15 and 4.16 entitled, "Additional
Collateral - Cash Collateral," "Disbursement of Cash Collateral," and "Grant of Security Interest" as follows:

          "4.14 Additional Collateral - Cash Collateral. With the execution of this amendment, the Borrower shall deposit with the Lender to be held in escrow pursuant to the terms of this Agreement, a cash deposit in the initial amount of $1,740,000 (the "Wal-Mart Escrow Fund") to be held in a separate account (the "Wal-Mart Escrow Account") to fund the completion of the construction of a Wal-Mart store at Ledgewood Mall, Ledgewood, New Jersey ("Ledgewood Wal-Mart Store"), in accordance with the terms and provisions of that certain Amended and Restated Lease Agreement dated July 11, 1996 by and between the Borrower and Wal-Mart Stores, Inc., as amended from time to time (the "Wal-Mart Lease"). The Borrower shall use due diligence to complete the construction of Ledgewood Wal-Mart Store on or before the final completion dated stated in the Wal-Mart Lease. The Wal-Mart Escrow Account shall be held in a so-called premium master fund account bearing interest at such rates as may be announced by the Lender from time to time. Such amounts shall be disbursed as provided in Section 4.15 of this Agreement.

          4.15 Disbursement of Wal-Mart Escrow Account. Subject to all the terms and conditions of this agreement and so long as there exists no Default hereunder, funds held in the Wal-Mart Escrow Account to complete the Ledgewood Wal-Mart Store may be disbursed upon the following terms and conditions:

          (1) Lender shall have received the following documents in form and substance satisfactory to the Lender

          (a) copies of construction plans and specifications as defined in the Wal-Mart Lease (Wal-Mart Lease Exhibits B and C)

          (b) copies of building permits and driveway entrance permits and any other permits necessary for commencement and completion of construction of the Wal-Mart Store

          (c)  copies of Construction Contracts
          (d)  copy of Schedule of Work
          (e)  copies of Cost Breakdown of Work and Trades



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          (f)  Such other documents Lender may request concerning
the construction of the Ledgewood Wal-Mart Store.

          Items (a) - (i), inclusive, are hereinafter referred to as the "Construction Documents."

     (2) Disbursements shall be made from the Wal-Mart Escrow Account ("Wal-Mart Advances"), but not more frequently than monthly, upon the Lender's receipt of the following documents in form and substance satisfactory to the Lender; provided, however, no requested disbursement (or partial payment thereof) shall be made from the Wal-Mart Escrow Account unless the Lender is satisfied the balance remaining in such account after the requested disbursement exceeds the projected cost of completion of the Ledgewood Wal-Mart Store.

          (a) Borrower's Certificate and Request that the cost to complete the Wal-Mart Store shall not exceed the amount remaining in the Wal-Mart Escrow Account after the requested disbursement and that there are no changes to the Construction Documents other than those previously disclosed to the Lender. Such certification shall be in the form attached hereto as Exhibit D.

          (b) The requested Requisition on AIA Forms G702 and G703, together with Lien Waivers from the General Contractor and each subcontractor performing work prior to the requested disbursement and receipts for prior payments from such contractors and subcontractors. Said requisition forms shall be executed by the contractor and Borrower's Architect. As used herein "Borrower's Architect" shall mean the Wal-Mart Architect or the Wal-Mart Construction Manager.

          (c) Reports satisfactory to the Lender by its construction consultant/engineer approving the requisition and compliance with the Contract Documents.

          (d) Such other documents and certifications deemed appropriate and advisable by Lender or its counsel to administer properly disbursements from the Wal-Mart Escrow Account.






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          (e)  Proof of compliance with the provisions of Exhibit
E entitled "Construction Advances" and attached hereto as Exhibit
E and by this references made a part hereof."

          4.16 Grant of Security Interest. The Borrower hereby pledges, assigns and grants to Lender, as security for the prompt observance and performance by Borrower of all other terms, conditions and provisions of the Agreement and the Loan Documents on the Borrower's part to be observed and performed, all of Borrower's right, title, and interest in and to the Wal-Mart Escrow Fund and the Wal-Mart Escrow Account (collectively, the "Collateral"), and Borrower agrees that Lender shall have a security interest (as defined in the Uniform Commercial Code) in, and a banker's lien and right of set-off against, the Collateral. In addition, the Borrower shall not further pledge, assign or grant any security interest in the Collateral or permit any lien or encumbrance to attach thereto, or any levy to be made thereon, or any UCC-1 Financing Statements, except those naming Lender as the secured party, to be filed with respect thereto.

Upon an Event of Default, in addition to the rights and remedies in this Agreement, at Lender's option, Lender shall be entitled to exercise all rights and remedies available to it under the Uniform Commercial Code of the Commonwealth of Massachusetts.

The Borrower (a) shall execute any instruments or take any steps required by Lender in order that notice of the security interest granted and assigned by Borrower to Lender under this Agreement shall be given to all appropriate parties and/or as may be required to enable Lender to enforce its rights under this Agreement, (b) shall execute, at the request of Lender, all UCC-1 Financing Statements and other instruments and documents required by Lender to perfect the security interest intended to be created under this Agreement.

     (i)  Subparagraph (a) of Subsection 6.1 of the Loan
Agreement is hereby stricken and the following is substituted therefor:

          "(a) the Third Allonge to Consolidated Note in substantially the form attached hereto as Exhibit A (the
"Consolidated Credit Note").":




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     (j)  Subparagraph (ii) of Subsection 8.9.2 is hereby amended by striking therefrom the words "and all accounts receivable and accounts payable which have been outstanding for more than ninety
(90) days".

     (k)  Subsection 8.11 of the Loan Agreement, entitled
"Mortgaged Property Debt Service Coverage" is hereby amended by striking therefrom the following words:

     "Annualized Operating Income shall be calculated as of the end of each Fiscal quarter and shall at times be equal to or greater than 225% of Projected Debt Service."

and by substituting therefor the following:

     "Annualized Operating Income shall be calculated as of the end of each fiscal quarter and shall at all times be greater than $400,000."

     (l)  Subsection 8.11.3 of the Loan Agreement entitled
"Defined Operating Expenses" is hereby amended as follows:

          (i) by striking from subparagraph (a) thereof the following words:

          "plus (ii) an allowance for management fees equal to 4% of Eligible Revenues as of such date, plus (iii) a quarterly replacement reserve allowance of two and one-half cents (2.5 cents)per square foot of Rental Space in the Mortgage
Properties".

          (ii) by striking from said subparagraph (a) "(i)".

          (iii) by striking therefrom subparagraph (b) in its entirety.

     (m)  Subsection 8.12 of the Loan Agreement entitled "Overall
Debt Service Coverage" is hereby amended by striking therefrom the words 175% of Debt Service" and substituting therefrom the words "140% of Debt Service."

     (n)  Subsection 8.13.1 of the Loan Agreement entitled
"Funded Debt to Restated Value" is hereby stricken in its entirety.


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     (o)  Subsection 8.14 of the Loan Agreement entitled
"Tangible Net Worth" is hereby stricken in its entirety.

     (p)  Subsection 8.15 of the Loan Agreement entitled
"Liquidity" is hereby stricken in its entirety.

     (q)  Subsection 8.16 of the Loan Agreement entitled
"Unimproved Real Estate" is hereby stricken in its entirety.

     (r)  Subsection 10.3 of the Loan Agreement entitled
"Distributions" is hereby stricken in its entirety and the following substituted therefor:

     "10.3 Distributions. The REIT shall not make any Distribution, including Distributions to the owner(s) of operating partnership units of the Borrower, unless it shall have given the Lender at least ten (10) days prior written notice thereof identifying such Distribution, the amount thereof and the Person or persons to whom it is to be made; provided however, if at the time of any Distribution there shall exist an Event of Default which has not been cured to the satisfaction of the Lender, then the amount of such Distribution shall not exceed the minimum amount which the REIT must distribute to retain its legal status as a REIT."

     (s) Section 18 of the Loan Agreement entitled "Notices" is hereby amended by striking the address of the Lender stated therein and substituting therefor the following "Fleet National Bank, 75 State Street, Mail Stop: MA BO F11C, Boston, Massachusetts 02109-1810, Attention: Thomas T. Hanold, Vice President, Commercial Real Estate."

     (t)  Section 20 of the Loan Agreement entitled "Choice of
Law" is hereby amended by striking therefrom the words "the state of Rhode Island" and by substituting therefor the words "the
Commonwealth of Massachusetts".

     (u) Section 21 of the Loan Agreement entitled "Consent to Jurisdiction" is hereby amended by substituting for the words "Rhode Island" and "Providence", respectively, whenever they appear the words "Massachusetts" and "Boston", respectively.

2. Payments. At the time of the execution of this Amendment, the Borrower shall pay to the Lender any current or previously outstanding legal, appraisal, construction consulting/engineer and title insurance fees, costs or expenses.

3. Representations and Warranties. To induce Lender to enter into this Amendment, the Borrower, REIT and Sponsor represent and warrant to Lender as follows:

     (a) The information set forth in this Amendment is true and correct.

     (b) The Borrower, REIT and Sponsor have full power, authority and legal right to execute and deliver this Amendment, and this Amendment constitutes the valid and binding obligation of Borrower, REIT and Sponsor, enforceable against them in accordance with its terms.

     (c) None of the Borrower, the REIT or the Sponsor has any charge, claim, demand, plea or setoff upon, for or against the Agreement or any of the Loan Documents. There is no Outstanding
Principal of the Loan as of the date hereof.

     (d) If the effect of the amendments contained in this Amendment are taken into account, no Default exists under the Agreement or any other Loan Document.

     (e) The execution, delivery and performance of this Amendment has been duly authorized by all requisite partnership or trust action on the part of the Borrower and the REIT, as the case may be, and will not violate any partnership documents of the Borrower or trust documents of the REIT or any provision of any law or any order of any tribunal, and will not conflict with, result in a breach of or constitute a default under any mortgage, security agreement, loan or other credit agreement, or any other agreement or instrument to which the Borrower or the REIT or the Sponsor is a party, or result in the imposition of any Lien upon the assets of the Borrower, the REIT or the Sponsor except as contemplated by this Amendment.






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4.   Effectiveness of Loan Documents.  Except as specifically
amended by this Amendment, the Loan Agreement and the other Loan Documents remain unmodified and in full force and effect. References in any of the Loan Documents to the Loan Agreement shall hereafter be deemed to mean and refer to the Loan Agreement as amended by this Amendment.

5.   Miscellaneous

     (a) This Amendment constitutes the entire understanding among the Borrower, the REIT, the Sponsor and the Lender concerning the modification of the Loan Agreement. All prior and contemporaneous negotiations and understandings are merged in this Amendment.

     (b) The captions preceding the sections of this Amendment are for convenience of reference only. They are not a part of this Agreement and shall not be considered in construing its meaning or effect.

     (c) The Borrower, the REIT and the Sponsor shall pay the attorneys' fees and costs incurred by Lender in connection with the modification of the Loan Agreement evidenced by this Amendment.

     (d) This Amendment shall be construed in accordance with the laws of the State of Rhode Island as provided in Section 20 of the Loan Agreement, and shall be binding upon the parties hereto and their respective heirs, personal representatives, successors and assigns.

     IN WITNESS WHEREOF, the parties hereof have caused this Amendment to be duly executed as a sealed instrument the day and year first above written.

                              FLEET NATIONAL BANK

                              By:  /s/ Thomas T. Hanold
                              Name:  Thomas T. Hanold
                              Title: Vice President





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
                              MARK CENTERS LIMITED PARTNERSHIP
                              By:  Mark Centers Trust,
                                   its general partner


                              By: /s/ Joshua Kane
                              Name:  Joshua Kane
                              Title: Senior Vice President and
                                     Chief Financial Officer


                              MARK CENTERS TRUST

                              By:  /s/ Joshua Kane
                              Name:  Joshua Kane
                              Title: Senior Vice President and
                                     Chief Financial Officer


                              /s/ Marvin L. Slomowitz
                              Marvin L. Slomowitz























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